UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): June 19, 2020

CLARIVATE Plc

(Exact name of registrant as specified in its charter)

Jersey, Channel Islands	001-38911	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Friars House 160 Blackfriars Road London SE1 8EZ United Kingdom
(Address of principal executive offices)

Registrant’s telephone number, including area code: +44 207 433 4000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Ordinary shares	CCC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01.	Other Events

On June 4, 2020, Clarivate Plc filed a final prospectus dated June 3, 2020 with the Securities and Exchange Commission relating to an offering of its ordinary shares. Clarivate is filing as Exhibit 99.1 hereto the section entitled “Risk Factors” included in that prospectus for purposes of incorporating the information contained therein into Clarivate’s other registration statements filed or to be filed with Securities and Exchange Commission.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

No.	Description
99.1	Risk Factors
104	The cover page from the Company's Current Report on Form 8-K dated June 19, 2020, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: June 19, 2020	CLARIVATE Plc

	By:	/s/ Richard Hanks
Richard Hanks
Chief Financial Officer